UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04519

T. Rowe Price Capital Appreciation Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Capital Appreciation Fund	June 30, 2020
PRWCX	Investor Class
PACLX	Advisor Class
TRAIX	I Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE CAPITAL APPRECIATION FUND

HIGHLIGHTS

■	The COVID-19 pandemic has had significant and, in many ways, unprecedented impacts on the U.S. economy. This pandemic drove an economy that was generally performing well with very low unemployment into a severe recession with double-digit unemployment rates within a couple of months.

■	Your fund generated a 0.13% return relative to the S&P 500’s loss of 3.08%. The fund outperformed the market on a risk-adjusted basis. Based on annualized returns of 9.7% for your fund versus 10.7% for the S&P 500, your fund generated 91% of the market’s return over the last five years while taking on 66% of the market’s risk.

■	We came into the downturn very conservatively positioned, with cash reserves above 20%. We added to equities, high yield, and leveraged loans slowly at first and then more aggressively as the market and, more accurately, economically cyclical names and COVID-19 losers, traded down to extremely attractive levels for investors with a longer-term time horizon.

■	There is a large group of stocks with very attractive long-term fundamentals and attractive business models that are still down significantly from their pre-COVID-19 highs, and that offer compelling double-digit return potential over the next three to five years as we enter a post-COVID-19 world. This is where we have maintained or added exposure to equities in your portfolio.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

Management’s Discussion of Fund Performance

Fellow Shareholders

As of July 17, 2020, the COVID-19 virus has claimed the lives of more than 136,000 Americans and almost 600,000 people across the world. It is highly likely that these reported deaths far underestimate the true human carnage and unfortunately, until there is a vaccine, the death toll will continue to rise. Millions more have been infected, with many requiring intensive care to deal with the symptoms of this virus. To all of our shareholders who have lost a loved one during this tragedy, our hearts go out to you and your family.

The COVID-19 pandemic has also had significant and, in many ways, unprecedented impacts on the U.S. economy. This pandemic drove an economy that was generally performing well with very low unemployment into a severe recession with double-digit unemployment rates within a couple of months. Industries such as airlines, aerospace, hotels, cruise lines, dental, retail, medical devices, payments, and many more found themselves in the eye of the storm, facing never-before-seen declines in demand for their goods and services.

In industries where it is possible to continue to perform one’s job at home, most employers have sent workers home. This move to a work-from-home environment, combined with the tens of million Americans who are currently unemployed or furloughed or severely underemployed, has fundamentally changed the demand for goods and services in the economy and created clear COVID-19 winners and COVID-19 losers in the very short term.

With people spending a significantly larger percentage of their time in their homes, dollars that would have been spent on gas, travel, restaurants, in-person shopping, and even medical care have been redeployed to buying goods online, upgrading PCs and home offices, food delivery, installing or upgrading broadband connections to enable Zoom calls, buying more packaged food in lieu of eating out, adding Netflix, and playing more video games. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

This has upended the traditional playbook of buying low-cyclical companies such as staples and utilities in an economic downturn. In fact, through the first half of 2020, staples and utilities have underperformed the market! Based on our extensive work on prior recessions, this has never happened before. In many respects, Amazon, Netflix, Teladoc, and Microsoft have become the new staples in this pandemic.

This helps to partially explain why the stock market is down only marginally this year despite what will undoubtedly be a significant collapse in S&P 500 earnings. Traditional growth stocks, as opposed to the growth-at-a-reasonable-price stocks that we love, were up almost 30% in the first half of the year. These stocks typically trade for more than twice the earnings multiple of the average S&P 500 stock. Their share of the S&P 500’s market capitalization rose from 21% to 27% in the first half of the year, and this essentially offset most of the weakness in the rest of the market. This compares to a mid-to-high-teens decline for heavy and light cyclicals, a 23% decline for secularly challenged cyclicals, and even a 9% decline for utilities.

While the pandemic will clearly accelerate or pull forward secular trends that were already underway such as e-commerce, digital banking, telemedicine, and food delivery, we are firm believers that once our scientists find a vaccine for COVID-19 and the majority of the U.S. population is vaccinated (hopefully in the second half of 2021 or 2022), the U.S. economy that will emerge on the other side will look very similar to what it was pre-COVID-19, with maybe one exception. The one exception is that the work-from-home experiment many of us are living through today appears by all accounts to have gone materially better than expected. This has the potential to save companies billions in real estate costs, in addition to allowing them to attract talent that wants to live in a different geographic region (and potentially lower-cost region, which can result in lower salary and benefit costs for employers). If we are right, the big long-term losers here are high-cost-of-living cities, commercial real estate companies focused on offices, and apartment real estate investment trusts with big concentrations in these high-cost-of-living cities.

However, we fundamentally believe people will travel again, eat at restaurants, go to the movies and plays, exercise at gyms, get their teeth cleaned at the dentist, see their doctor in person, and get their hips and knees replaced when they hurt. Many of those dollars that have been redeployed into the so-called COVID-19 winning sectors will once again be spent on experiences and services once we are past the pandemic. This will create an air pocket in growth for many of these traditional growth sectors at the same time the so-called COVID-19 losing sectors are experiencing strong growth in what is likely to be a multiyear recovery. As we discuss later, we have positioned the portfolio to take advantage of this opportunity.

The Crash:

In the first half of 2020, your fund management team attempted to take advantage of the opportunities that an increasingly short-term-focused and inefficient stock market presented to us.

We came into the downturn very conservatively positioned with our cash reserves above 20% at one point in January and our equity exposure 600–800 basis points below normal throughout January and February. We were conservatively positioned not because we foresaw COVID-19 as the threat it turned out to be, but simply because valuations in the equity market, credit spreads in the fixed income market, and yields in the Treasury market were all unattractive at the time.

We added to equities, high yield, and leveraged loans slowly at first and then more aggressively as the market and, more precisely, economically cyclical stocks and COVID-19 losers traded down to extremely attractive levels for investors with a longer-term time horizon. We were not perfect and made some mistakes, but in the end, we deployed more than $6 billion of your funds into beaten-up equities, high yield bonds, and leveraged loans in less than a month. This took our cash levels down to less than 2% at the market bottom and took us overweight equities by more than 1,000 basis points. In many respects, this decision to go all-in on risk assets in the midst of the panic selling in March is the only reason we were able to generate positive returns in the first half of the year. This decision also helped us overcome a number of challenges with stocks we owned (General Electric (GE), Fiserv, Becton Dickinson, Hilton) as well as our large underweight on the more expensive and speculative part of the market (traditional growth stocks and Apple).

Before we discuss fund performance, I would like to review the three goals of the Capital Appreciation Fund:

(1)	Generate strong risk-adjusted returns annually

(2)	Preserve shareholder capital over the intermediate term (i.e., three years)

(3)	Generate equity-like returns with less risk than that of the overall market over a full market cycle (i.e., normally five years)

We are pleased to report that the Capital Appreciation Fund generated solid absolute and risk-adjusted returns in the first half of 2020. Your fund generated a 0.13% return relative to the S&P 500’s loss of 3.08%. (The performance of the Advisor and I Class shares will vary due to different fee structures.)

As for our second goal—capital preservation over the intermediate term—your fund generated a 32.7% cumulative return over the last three years.

As for our final goal—equity-like returns with less risk than the market over a full market cycle—your fund generated a 59.3% cumulative return over the last five years versus 66.5% for the S&P 500. Based on annualized returns of 9.7% for your fund versus 10.7% for the S&P 500, your fund generated 91% of the market’s return over the last five years while taking on 66% of the market’s risk. While market and economic cycles have historically lasted around five years on average, we also tend to think about a full market cycle encompassing at least one year of strong negative returns like 2008. While full-year 2018 and first half of 2020 S&P 500 returns were negative, we would not describe 2018 or the first half of 2020 as a period of strong negative returns within a historical construct. As your fund is not a pure equity fund, it would be very difficult to match the equity market’s return over any period in which we did not have at least one major equity market correction. Hence, if we extend the analysis to encompass 2008 and measure the last 11.5 years of fund performance, we would have accomplished this last goal by delivering 108% of the market’s return while taking only 69% of the market’s risk.

In addition, our equities outperformed the S&P 500 by 329 basis points (0.21% versus -3.08%) during the first half of 2020. Over the last 1-, 3-, 5-, and 10-year periods, our equities have outperformed the S&P 500 by an average of 157, 382, 407, and 430 basis points annualized, respectively. However, our fixed income investments underperformed the Bloomberg Barclays U.S. Aggregate Bond Index by 544 basis points (0.70% versus 6.14%) in the first half of the year. The collapse in short-term and long-term interest rates in the pandemic caused Treasury yields to hit record lows and drove Treasury bond prices higher. Our fixed income holdings are primarily in high-quality high yield and leveraged loan securities that were negatively impacted as credit spreads blew out. The good news here is that despite the increase in credit spreads and downward pressure in prices, few, if any, of our credits are at any risk of default.

For the 1-, 3-, 5-, and 10-year periods ended June 30, 2020, we outperformed our Lipper and Morningstar peers over every period. In fact, over the 5- and 10-year periods, and since the current portfolio manager took over the fund in 2006, we are in the first percentile in both peer grouping over all three time periods. (Based on cumulative total return, the Capital Appreciation Fund ranked 81 of 475, 11 of 446, 3 of 402, and 2 of 297 funds in the Lipper mixed-asset target allocation growth funds universe for the 1-, 3-, 5-, and 10-year periods ended June 30, 2020, respectively. Results may vary for other periods. Past performance cannot guarantee future results.)

However, let us reiterate that we do not manage your fund to beat these benchmarks. The Capital Appreciation Fund has very different objectives than most of its benchmark peers. It is a unique fund with a clear focus on strong risk-adjusted returns, intermediate-term capital preservation, and long-term capital appreciation that does not neatly fit into any current benchmark.

Within our equities, health care was once again a leading contributor to both absolute and relative returns. While we had a reasonable position in Humana coming into 2020, we used weakness in the stock in March to materially increase our exposure. Humana’s core business is providing coverage for seniors under the Medicare Advantage program. Within managed care, Medicare Advantage is by far the most attractive vertical given its strong underlying growth, low cyclicality, and low political risk. During the early stages of the COVID-19 outbreak, the market incorrectly thought that the pressures on the health care system from the pandemic would cause Humana and other managed care companies to miss their earnings estimates due to the cost of caring for COVID-19 patients. What the market missed was that while there were clearly additional costs related to COVID-19, these were overwhelmed by the people deferring elective surgeries and not going to see their doctors. We took advantage of this misperception to significantly add to Humana, and this was one of the biggest contributors to performance in the first half of the year. Danaher, Thermo Fisher Scientific, and Perkin Elmer outperformed as well as increased demand for diagnostics, testing, and vaccine and therapeutic development buoyed their topline and bottom-line results. Thermo Fisher Scientific CEO Marc Casper and his entire organization ramped up COVID-19 testing capacity to an amazing 10 million per week by the end of the second quarter from zero earlier this year and meaningfully contributed to testing availability in the United States and globally. While we continue to own large positions in all of these companies and the life science tools sector remains one of the largest overweights in our fund, we have reduced our position sizes in these COVID-19 winning stocks and recycled the proceeds into stocks that have fared less well in the first half of the year.

Our financial holdings vastly outperformed the S&P 500’s financials principally because of what we did not own. The S&P 500 financials were down a whopping 24% as compared to our financial holdings that were barely down. We did not own any banks or insurance companies coming into the year. Marsh & McLennan’s core insurance brokerage and consulting business and Intercontinental Exchange held up much better than most financials, which were pressured by lower interest rates, the potential for higher credit losses, and reductions in capital deployment to shareholders.

While our industrial holdings were a modest detractor from our relative performance, our large position in GE was a meaningful headwind to our first-half performance. What makes the GE underperformance so disappointing is that prior to COVID-19, GE had turned the corner, and the stock was beginning to reflect that. The balance sheet was poised to hit or surpass management’s leverage target thanks to the sale of GE’s biopharma business to Danaher and to improvements in GE’s power systems business. With continued growth and market share gains in its aerospace and defense business, steady growth in its health care business, a turnaround underway in its power systems and renewables, and a sizable drop-off in legacy costs and restructuring expenses in 2021–2022, GE appeared poised for a multiyear run of significant cash flow improvement. Then COVID-19 struck and GE was one of the most impacted companies. The commercial aerospace market went from mid-single-digit growth to down 80%–90% almost overnight, and while it has recovered modestly 2020 will likely be by far the worst year for commercial aerospace in the last 50 years. This aerospace business that generated north of $4 billion in free cash flow in 2019 will be lucky to generate a third of that in 2020. GE’s power and health care businesses will also be moderately impacted by the pandemic. If interest rates stay low throughout 2020, GE’s pension deficit (essentially another form of debt) will also increase. We have chosen to stick with GE and added to it during the crisis, and it remains one of our largest equity holdings. We believe commercial air travel will return to normal by 2023 or 2024, if not earlier, GE’s military business should be much larger by that time, and the turnaround in GE’s negative free cash flow businesses (renewables and power systems) will be in full bloom by 2023–2024 as well. In addition, GE is in the process of taking significant costs out of the business to position the company for higher margins and cash flows post the pandemic. We strongly believe GE has $1 per share of earnings and free cash flow power, the majority of which is generated by two historically high-multiple businesses in aerospace and health care. We originally believed that GE would achieve this $1 of free cash flow by 2023, but post the pandemic we now expect it to achieve that in 2025. While this is clearly disappointing, the expected return from here to the end of 2024 is very compelling and likely more compelling than any other stock we own.

Your fund has employed a covered call overwriting strategy consistently since 2008. This involves buying an equity security and writing a call option that becomes exercisable at a higher price in return for an upfront premium. In the first half of 2020, our covered call program had a positive impact on your fund’s performance.

Portfolio Strategy and Outlook

As the market has recovered from its late-March lows, we have reduced our exposure to equities (adjusted for options) from 72% to 63%–64%. One might ask, if we were so bearish when the market was at 3,200–3,300 back in January and February when earnings expectations for the market were so much higher, how is it possible that we continue to be overweight stocks when the market is right back at 3,200?

The answer comes down to what we discussed earlier. In the first half of 2020, the market was buoyed by the performance of traditional growth stocks, Apple, and other COVID-19 winners. But there remains a large group of stocks with very attractive long-term fundamentals and attractive business models that are still down 15%–40% from their pre-COVID-19 highs, and that offer compelling double-digit return potential over the next three to five years as we enter a post-COVID-19 world. This is where we have maintained or added exposure to equities in your portfolio. We added to or initiated new positions in companies such as Global Payments, General Electric, Hilton, Marriott, Boston Scientific, American Electric Power, Ameren, NiSource, and Ingersoll-Rand in the first half of 2020. These are all stocks that have been weak due to short-term concerns but where the long-term opportunity is compelling. In addition, we have systematically reduced our exposure to COVID-19 winners such as Amazon (now a top 5 underweight), life science tool companies, Visa, and Facebook. We don’t invest in the market, and we are not index huggers. We go where we see value and long-term opportunity to create strong returns for our shareholders. Unlike in January and February when we saw few, if any, compelling opportunities in any sector or asset class, today we still see compelling opportunities in select equities and leveraged loans in the fixed income space.

One of our favorite sectors continues to be utilities. We initially reduced our utility exposure during early March when utilities were holding up better than the rest of the market. However, in the second half of March, utilities performed quite poorly and, in the end, from market peak to market trough, our utilities were down just as much as the overall market. This occurred despite the fact that utilities’ earnings are likely to be far more resilient than the market’s, and utilities’ dividend yields looked very compelling relative to corporate bonds, Treasuries, and the general equity market. As the market recovered in the second quarter, utilities lagged. We took advantage of this opportunity to increase our exposure to utilities in existing favorites such as American Electric Power and NiSource and to initiate new positions in Exelon, Ameren, and Atmos Energy. The equity market has yet to fully grasp just how attractive utilities are today relative to the past. The emergence of low-cost renewables is a game changer for the industry. This megatrend will likely continue for the next two decades to drive an elongated cycle for replacing coal, nuclear, and inefficient natural gas with wind, solar, and battery solutions that can drive mid- to high-single-digit rate-base growth, mid-single-digit plus EPS growth with attractive dividends, only modest growth in customer bills; and a dramatic reduction in carbon emissions. Given this very attractive long-term outlook combined with this significant underperformance, the long-term opportunity for utilities is compelling. Moreover, in this case there is some free optionality in this sector that most market participants fail to appreciate. If former Vice President Joe Biden becomes our next president and Democrats recapture the Senate in November, it is highly likely that corporate tax rates will go up, and many sectors could be negatively impacted due to additional regulatory, legislative, or antitrust pressures (big tech, broadband regulation, pharmaceuticals, offshore energy, etc.) as well. There is no sector that would benefit more from a Democratic victory in November than utilities. Utilities are the one sector in which higher taxes don’t negatively impact earnings, as taxes are a pass-through item from a regulatory standpoint. Utilities would also benefit from a likely extension, and potential expansion, of wind and solar tax credits for renewables.

Within fixed income, we have been aggressively adding to our leveraged loan exposure. Leverage loans are typically at the top of the capital structure and have a much higher recovery rate in bankruptcy than high yield bonds (normally two times the recovery rate). With the market pricing in very low interest rates for the foreseeable future, many of these loans are trading at discounts to par and offer the potential for mid-single-digit returns with a very low risk of default. While the return potential here is not as good as in our equities, the risk-adjusted returns might be higher. In addition, leveraged loans are the only fixed income asset class that benefits from rising rates. If we can truly conquer COVID-19 sometime next year, I would expect the economy to strengthen immediately after that. While I am not anticipating runaway inflation post-COVID-19, if the economy is stronger than expected it is possible that we could see the Federal Reserve raise interest rates earlier than expected. This is essentially a free option that has the potential to boost what is already a very attractive risk-adjusted return for leveraged loans.

We find the rest of the fixed income market, outside of short-duration high yield bonds, to be extremely unattractive and in fact the most unattractive it has been in my whole career. Just think about how poor the risk/return dynamic appears for Treasury bonds. The U.S. government is likely to run massive deficits in fiscal years 2020 and 2021, in the neighborhood of $6 trillion. Right now that massive issuance is being offset by massive Federal Reserve bond-buying programs and by contracting GDP. Neither of those events is likely to persist into 2022 and investors are likely to demand a higher return than 0.6% in the future. When it is hard to envision a scenario in which an investment generates a mid-single-digit return—and when it is easy to envision a scenario in which an investment generates a double-digit loss—one should stay away from those investments. Unfortunately, that is the circumstance that Treasury bonds find themselves in today. Your fund management team has been systematically reducing our fixed income duration by selling investment-grade bonds and long-duration hybrids and by buying leveraged loans.

IN CLOSING

We would like to thank all of the analysts, associate analysts, quantitative analysts, and members of our team (Mike Signore, Chen Tian, and Nikhil Shah) for their assistance in the first half of 2020. The long-term success and exceptional risk-adjusted returns of the strategy are truly a team effort.

Respectfully submitted,

David R. Giroux
Chairman of the fund’s Investment Advisory Committee

Adam Poussard
Associate portfolio manager

July 23, 2020

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. A sizable cash or fixed income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund’s share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company’s stock.

GLOSSARY

Beta: A measure of the market risk of a stock that shows how responsive it is to a given market index, such as the S&P 500 Stock Index. By definition, the beta of the benchmark index is 1.00. A fund with a 1.10 beta is expected to perform 10% better than the index in up markets and 10% worse in down markets. Usually, higher betas represent riskier investments.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Morningstar Allocation – 50% to 70% Equity Category Average: Tracks the performance of funds that seek capital appreciation and income by investing in multiple asset classes, including stocks, bonds, and cash. Equity exposures range from 50% to 70%.

Sharpe ratio: A measure of the risk-adjusted return of a portfolio. The Sharpe ratio measures how much a portfolio’s return is above or below the risk-free Treasury rate (excess return) per unit risk (measured by standard deviation). In general, the larger the number, the better the portfolio’s historical risk-adjusted return.

BENCHMARK INFORMATION

Note: Bloomberg Index Services Ltd. Copyright © 2020, Bloomberg Index Services Ltd. Used with permission.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2020 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: ©2020 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Note: ©2020, S&P Global Market Intelligence. Reproduction of any information, data or material, including ratings (Content) in any form is prohibited except with the prior written permission of the relevant party. Such party, its affiliates and suppliers (Content Providers) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/20
Microsoft	5.0%
GE	4.2
American Electric Power	3.1
Marsh & McLennan	2.8
REFINITIV	2.7
Fortive	2.6
Alphabet	2.6
Becton, Dickinson & Company	2.6
Fiserv	2.4
Yum! Brands	2.3
Humana	2.3
Avantor	2.2
Amazon.com	2.1
Danaher	2.1
Netflix	2.1
HUB INTERNATIONAL	2.0
Thermo Fisher Scientific	1.9
NXP Semiconductors	1.8
Global Payments	1.8
Keurig Dr Pepper	1.7
UnitedHealth Group	1.6
Ameren	1.6
Visa	1.6
NiSource	1.6
Hilton Worldwide Holdings	1.5
Total	**58.2%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

June 30, 2020 (Unaudited)

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 65.8%		
COMMUNICATION SERVICES 4.0%		
Interactive Media & Services 4.0%		
Alphabet, Class A (1)	40,828	57,896
Alphabet, Class C (1)(2)	656,826	928,496
Facebook, Class A (1)(2)	2,373,400	538,928
Total Communication Services		1,525,320
CONSUMER DISCRETIONARY 6.4%		
Auto Components 0.5%		
Aptiv (2)	2,324,688	181,140
		181,140
Hotels, Restaurants & Leisure 3.8%		
Hilton Worldwide Holdings (2)	7,881,198	578,874
Marriott International, Class A	2,966,516	254,319
Yum! Brands (2)	6,625,899	575,857
		1,409,050
Internet & Direct Marketing Retail 2.1%		
Amazon.com (1)	291,514	804,235
		804,235
Total Consumer Discretionary		2,394,425
CONSUMER STAPLES 1.7%		
Beverages 1.7%		
Keurig Dr Pepper (2)	22,822,647	648,163
Total Consumer Staples		648,163
FINANCIALS 5.5%		
Banks 0.5%		
PNC Financial Services Group	1,694,658	178,295
		178,295
Capital Markets 2.2%		
CME Group (2)	1,699,836	276,291

Intercontinental Exchange (2)	6,250,057	572,505
		848,796
Insurance 2.8%		
Marsh & McLennan	9,678,949	1,039,229
		1,039,229
Total Financials		2,066,320
HEALTH CARE 14.6%		
Health Care Equipment & Supplies 6.8%		
Alcon (CHF) (1)	5,638,765	323,999
Becton Dickinson & Company (2)	4,110,427	983,502
Boston Scientific (1)	6,959,207	244,338
Danaher (2)	4,520,820	799,416
Envista Holdings (1)(3)	11,023,890	232,494
		2,583,749
Health Care Providers & Services 3.9%		
Humana (2)	2,198,066	852,300
UnitedHealth Group (2)	2,104,990	620,867
		1,473,167
Life Sciences Tools & Services 3.9%		
Avantor (1)(2)	8,856,843	150,566
PerkinElmer (2)(3)	5,895,136	578,254
Thermo Fisher Scientific (2)	2,006,171	726,916
		1,455,736
Total Health Care		5,512,652
INDUSTRIALS & BUSINESS SERVICES 8.4%		
Commercial Services & Supplies 0.5%		
Waste Connections	2,010,442	188,559
		188,559
Industrial Conglomerates 4.4%		
General Electric (2)	202,936,469	1,386,056
Roper Technologies (2)	717,781	278,686
		1,664,742

Machinery 3.5%		
Fortive	13,537,938	915,977
Ingersoll Rand (1)(2)	13,964,619	392,685
		1,308,662
Total Industrials & Business Services		3,161,963
INFORMATION TECHNOLOGY 14.1%		
Electronic Equipment, Instruments & Components 0.5%		
TE Connectivity	2,387,571	194,707
		194,707
IT Services 5.9%		
Fiserv (1)	9,328,045	910,604
Global Payments (2)	4,038,747	685,052
Visa, Class A (2)	3,180,634	614,403
		2,210,059
Semiconductors & Semiconductor Equipment 2.7%		
Maxim Integrated Products	5,600,979	339,475
NXP Semiconductors (2)	6,065,026	691,656
		1,031,131
Software 5.0%		
Microsoft (2)	9,352,176	1,903,261
		1,903,261
Total Information Technology		5,339,158
MATERIALS 1.3%		
Chemicals 1.3%		
Linde	2,298,923	487,624
Total Materials		487,624
UTILITIES 9.8%		
Electric Utilities 6.1%		
Alliant Energy	4,615,901	220,825
American Electric Power (2)	14,117,205	1,124,294
Exelon	10,762,792	390,582
NextEra Energy (2)	912,411	219,134

Xcel Energy (2)	5,485,547	342,846
		2,297,681
Gas Utilities 0.8%		
Atmos Energy	2,987,559	297,501
		297,501
Multi-Utilities 2.9%		
Ameren	8,785,276	618,132
NiSource (3)	21,496,770	488,837
		1,106,969
Total Utilities		3,702,151
Total Common Stocks (Cost $18,049,185)		**24,837,776**
PREFERRED STOCKS 1.4%		
FINANCIALS 0.1%		
Banking 0.1%		
JP Morgan Chase, Series DD, 5.75% (4)	116,187	3,070
U.S. Bancorp, Series F, VR, 6.50% (4)(5)	207,750	5,418
U.S. Bancorp, Series K, 5.50% (4)	781,038	20,385
		28,873
Financial Services 0.0%		
Charles Schwab, Series C, 6.00% (4)	449,333	11,454
Charles Schwab, Series D, 5.95% (4)	95,800	2,479
		13,933
Total Financials		42,806
UTILITIES 1.3%		
ELECTRIC UTILITIES 1.1%		
Alabama Power, Series A, 5.00% (3)(4)	758,205	19,501
CMS Energy, 5.875%, 10/15/78 (3)	3,800,000	97,204
CMS Energy, 5.875%, 3/1/79 (3)	5,050,000	132,361
DTE Energy, Series E, 5.25%, 12/1/77 (3)	2,534,844	63,675
Duke Energy, 5.625%, 9/15/78 (3)	2,441,570	64,970
SCE Trust III, Series H, VR, 5.75% (4)(5)	59,939	1,298

SCE Trust IV, Series J, VR, 5.375% (3)(4)(5)	2,450,468	49,843
Total Electric Utilities		428,852
GAS & GAS TRANSMISSION 0.2%		
NiSource, Series B, VR, 6.50% (3)(4)(5)	2,550,000	65,815
Total Gas & Gas Transmission		65,815
Total Utilities		494,667
Total Preferred Stocks (Cost $532,378)		**537,473**
CONVERTIBLE PREFERRED STOCKS 3.1%		
FINANCIALS 1.0%		
Banks 1.0%		
Wells Fargo, Series L, 7.50% (4)	306,209	397,268
Total Financials		397,268
HEALTH CARE 1.0%		
Health Care Equipment & Supplies 0.3%		
Boston Scientific, Series A, 5.50%, 6/1/23	1,189,286	123,823
		123,823
Life Sciences Tools & Services 0.7%		
Avantor, Series A, 6.25%, 5/15/22	4,321,126	247,242
		247,242
Total Health Care		371,065
INDUSTRIALS & BUSINESS SERVICES 0.2%		
Machinery 0.2%		
Fortive, Series A, 5.00%, 7/1/21	83,691	72,094
Total Industrials & Business Services		72,094
INFORMATION TECHNOLOGY 0.6%		
Software 0.6%		
Aurora Innovation, Series B, Acquisition Date: 3/1/19, Cost $25,766 (1)(6)(7)	2,788,430	25,766
Waymo, Series A-2, Acquisition Date: 5/8/20, Cost $183,922 (1)(6)(7)	2,141,932	183,922
Total Information Technology		209,688

UTILITIES 0.3%

Electric Utilities 0.3%

American Electric Power, 6.125%, 3/15/22	865,845	42,231
NextEra Energy, 5.279%, 3/1/23	2,123,773	90,173
Total Utilities		132,404
Total Convertible Preferred Stocks (Cost $1,164,948)		**1,182,519**

CORPORATE BONDS 10.8%

Corporate Bonds 10.8%

Avantor, 6.00%, 10/1/24 (8)	77,440,000	80,731
Avantor, 9.00%, 10/1/25 (8)	318,706,000	342,609
Bank of New York Mellon, FRN, 3M USD LIBOR + 3.42%, 3.726% (4)	43,465,000	41,400
Bank of New York Mellon, VR, 4.625% (4)(5)	20,765,000	20,324
CCO Holdings, 4.00%, 3/1/23 (8)	43,430,000	43,539
CCO Holdings, 5.00%, 2/1/28 (8)	197,338,000	203,752
CCO Holding, 5.125%, 5/1/27 (8)	133,065,000	137,722
CCO Holdings, 5.875%, 4/1/24 (8)	48,845,000	50,371
Cedar Fair, 5.25%, 7/15/29 (8)	68,609,000	62,091
Cedar Fair, 5.375%, 6/1/24	73,267,000	69,054
Cedar Fair, 5.375%, 4/15/27	57,260,000	51,677
Continental Airlines PTT, Series 2012-1, Class A, 4.15%, 4/11/24	9,619,007	8,853
Elanco Animal Health, 4.662%, 8/27/21	32,929,000	33,752
General Electric, Series D, VR, 5.00% (4)(5)	274,296,000	214,294
Hilton Domestic Operating, 4.25%, 9/1/24	18,765,000	18,155
Hologic, 4.375%, 10/15/25 (8)	30,520,000	30,825
HUB International, 7.00%, 5/1/26 (8)	84,612,000	84,506
KFC Holding, 4.75%, 6/1/27 (8)	145,549,000	148,824
KFC Holding, 5.00%, 6/1/24 (8)	68,920,000	70,212
KFC Holding, 5.25%, 6/1/26 (8)	104,488,000	106,839
Korn Ferry, 4.625%, 12/15/27 (8)	11,955,000	11,596

Lennox International, 3.00%, 11/15/23	6,420,000	6,631
Level 3 Financing, 5.375%, 8/15/22	22,022,000	21,967
Marriott International, 3.125%, 6/15/26	11,184,000	10,877
Marriott International, FRN, 3M USD LIBOR + 0.65%, 0.968%, 3/8/21	11,415,000	11,287
Mileage Plus Holdings, 6.50%, 6/20/27 (8)	25,925,000	25,957
Mirant, EC, 0.00%, 7/15/49 (1)(7)(8)	16,000,000	—
Netflix, 4.375%, 11/15/26	134,150,000	139,348
Netflix, 4.875%, 4/15/28	157,025,000	166,839
Netflix, 5.50%, 2/15/22	9,485,000	9,912
Netflix, 5.875%, 2/15/25	56,540,000	62,477
Netflix, 5.875%, 11/15/28	220,315,000	250,058
Netflix, 6.375%, 5/15/29	120,825,000	140,459
NiSource, VR, 5.65% (3)(4)(5)	44,495,000	43,939
NuStar Logistics, 4.80%, 9/1/20	18,400,000	18,354
PNC Financial Services Group, Series S, VR, 5.00% (4)(5)	40,660,000	40,914
Refinitiv U.S. Holdings, 6.25%, 5/15/26 (8)	43,645,000	46,264
Refinitiv U.S. Holdings, 8.25%, 11/15/26 (8)	57,030,000	61,735
Reynolds Group Issuer, 5.125%, 7/15/23 (8)	31,300,000	31,457
Reynolds Group Issuer, FRN, 3M USD LIBOR + 3.50%, 4.719%, 7/15/21 (8)	38,325,000	38,038
SBA Communications, 3.875%, 2/15/27 (8)	17,885,000	17,796
SBA Communications, 4.00%, 10/1/22	64,106,000	64,827
SBA Communications, 4.875%, 9/1/24	24,740,000	25,328
Sensata Technologies, 4.875%, 10/15/23 (8)	20,175,000	20,957
Sensata Technologies, 5.00%, 10/1/25 (8)	23,800,000	25,228
Sensata Technologies, 5.625%, 11/1/24 (8)	6,670,000	7,070
Sensata Technologies UK Financing, 6.25%, 2/15/26 (8)	9,113,000	9,443
Service, 5.375%, 5/15/24	28,425,000	28,922
Sirius XM Radio, 3.875%, 8/1/22 (8)	5,422,000	5,436
Sirius XM Radio, 4.625%, 5/15/23 (8)	31,620,000	31,857
Six Flags Entertainment, 4.875%, 7/31/24 (8)	76,365,000	68,347

Six Flags Entertainment, 5.50%, 4/15/27 (8)	85,194,000	76,142
Six Flags Theme Parks, 7.00%, 7/1/25 (8)	16,620,000	17,243
Solera, 10.50%, 3/1/24 (8)	224,212,000	228,696
State Street, VR, 5.25% (4)(5)	33,460,000	31,829
T-Mobile USA, 6.00%, 3/1/23	13,950,000	14,002
T-Mobile USA, 6.50%, 1/15/26	6,975,000	7,280
Teleflex, 4.625%, 11/15/27	21,957,000	23,055
Teleflex, 4.875%, 6/1/26	33,225,000	34,222
U.S. Airways PTT, Series 2010-1, Class A, 6.25%, 4/22/23	6,783,922	5,709
U.S. Airways PTT, Series 2012-2, Class A, 4.625%, 6/3/25	1,068,895	899
U.S. Airways PTT, Series 2012-2, Class B, 6.75%, 6/3/21	1,907,819	1,532
U.S. Airways PTT, Series 2013-1, Class A, 3.95%, 11/15/25	6,762,779	5,648
U.S. Airways PTT, Series 2013-1, Class B, 5.375%, 11/15/21	2,289,361	1,855
USI, 6.875%, 5/1/25 (8)	32,946,000	33,234
Welbilt, 9.50%, 2/15/24	27,746,000	26,497
Xylem, 4.875%, 10/1/21	3,095,000	3,255
Yum! Brands, 3.75%, 11/1/21	98,140,000	99,121
Yum! Brands, 3.875%, 11/1/20	60,185,000	60,185
Yum! Brands, 3.875%, 11/1/23	42,025,000	43,181
Yum! Brands, 4.75%, 1/15/30 (8)	11,060,000	11,254
Yum! Brands, 5.35%, 11/1/43	64,619,000	63,569
Yum! Brands, 6.875%, 11/15/37	27,015,000	29,041
Total Corporate Bonds (Cost $4,020,392)		**4,080,299**

BANK LOANS 10.3% (9)

Alliant Holdings Intermediate, FRN 3M USD LIBOR + 2.75%, 2.928%, 5/9/25	6,854,045	6,482
AmWINS Group, FRN 3M USD LIBOR + 2.75%, 3.75%, 1/25/24	10,384,149	10,069
CCC Information Services, FRN 1M USD LIBOR + 3.00%, 4.00%, 4/29/24 (10)	337,273,605	325,327
CPI Holdco, FRN 1M USD LIBOR + 4.25%, 4.428%, 11/4/26	11,216,134	10,768

Delta 2, FRN 3M USD LIBOR + 2.50%, 3.50%, 2/1/24 (10)	124,437,167	118,138
Dino Grandparent, FRN 1M USD LIBOR + 2.25%, 2.438%, 2/20/23 (7)	76,125,000	74,603
Emerald TopCo, FRN 1M USD LIBOR + 3.50%, 4.26%, 7/24/26 (10)	98,270,543	95,077
Filtration Group, FRN 3M USD LIBOR + 3.00%, 3.178%, 3/31/25 (10)	14,629,983	13,898
Four Seasons Hotels, FRN 3M USD LIBOR + 2.00%, 2.178%, 11/30/23	26,788,839	25,315
Gardner Denver, FRN 1M USD LIBOR + 2.75%, 2/28/27 (10)	10,775,000	10,452
Gartner, FRN 3M USD LIBOR + 1.50%, 1.678%, 3/21/22 (7)	2,118,645	2,087
HB Fuller, FRN 3M USD LIBOR + 2.00%, 2.19%, 10/20/24	13,796,022	13,292
HUB International, FRN 1M USD LIBOR + 3.00%, 4.02%, 4/25/25 (10)	576,503,473	547,200
HUB International, FRN 1M USD LIBOR + 4.00%, 5.00%, 4/25/25 (10)	131,484,251	128,986
Kronos, FRN 3M USD LIBOR + 3.00%, 3.179%, 11/1/23 (10)	400,040,585	399,165
Life Time, FRN 3M USD LIBOR + 2.75%, 3.75%, 6/10/22 (10)	47,424,613	41,882
Loire Finco Luxembourg, FRN 1M USD LIBOR + 3.50%, 3.678%, 1/24/27	107,365,000	102,936
Mileage Plus Holdings, FRN 1M USD LIBOR + 5.25%, 6/25/27 (10)	57,340,000	56,886
Prestige Brands, FRN 3M USD LIBOR + 2.00%, 2.178%, 1/26/24	1,553,033	1,524
Refinitiv U.S. Holdings, FRN 1M USD LIBOR + 3.25%, 3.428%, 10/1/25 (10)	945,130,916	922,212
Sunshine Luxembourg VII, FRN 1M USD LIBOR + 4.25%, 5.322%, 10/1/26 (10)	121,350,200	115,940
Ultimate Software Group, FRN 1M USD LIBOR + 4.00%, 5/3/26 (10)	509,060,000	502,142
Ultimate Software Group, FRN 1M USD LIBOR + 6.75%, 5/3/27 (10)	15,825,000	16,062

Ultimate Software Group, FRN 3M USD LIBOR + 3.75%, 3.928%, 5/4/26	13,959,513	13,501
USI, FRN 3M USD LIBOR + 3.00%, 3.308%, 5/16/24 (10)	161,474,246	152,916
USI, FRN 1M USD LIBOR + 4.00%, 4.50%, 12/2/26	37,500,000	36,344
Vertical Us Newco, FRN 1M USD LIBOR + 4.25%, 6/30/27 (7)(10)	113,185,000	110,921
Welbilt, FRN 3M USD LIBOR + 2.50%, 2.678%, 10/23/25 (7)	15,800,000	13,588
Total Bank Loans (Cost $3,932,979)		**3,867,713**
ASSET-BACKED SECURITIES 0.3%		
Domino's Pizza Master Issuer Series 2017-1A, Class A23 4.118%, 7/25/47 (8)	39,658,125	42,771
Domino's Pizza Master Issuer Series 2018-1A, Class A2I 4.116%, 7/25/48 (8)	34,736,288	36,978
Domino's Pizza Master Issuer Series 2019-1A, Class A2 3.668%, 10/25/49 (8)	18,482,125	19,362
Wendy's Funding Series 2018-1A, Class A2I 3.573%, 3/15/48 (8)	24,344,775	25,232
Total Asset-Backed Securities (Cost $116,315)		**124,343**
BOND MUTUAL FUNDS 0.2%		
T. Rowe Price Institutional Floating Rate Fund – Institutional Class, 3.71% (3)(11)	8,833,602	81,976
Total Bond Mutual Funds (Cost $85,332)		**81,976**
SHORT-TERM INVESTMENTS 11.2%		
Money Market Funds 11.2%		
T. Rowe Price Government Reserve Fund, 0.14% (3)(12)	4,206,075,722	4,206,076
Total Short-Term Investments (Cost $4,206,076)		**4,206,076**

Total Investments in Securities	
103.1% of Net Assets (Cost $32,107,605)	**$ 38,918,175**

‡	Shares/Par and Notional Amount are denominated in U.S. dollars unless otherwise noted.
(1)	Non-income producing
(2)	All or a portion of this security is pledged to cover or as collateral for written call options at June 30, 2020.
(3)	Affiliated Companies
(4)	Perpetual security with no stated maturity date.
(5)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread is provided if the rate is currently floating.
(6)	Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $209,688 and represents 0.6% of net assets.
(7)	See Note 2. Level 3 in fair value hierarchy.
(8)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $2,254,114 and represents 6.0% of net assets.
(9)	Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects the weighted average rate of the settled positions.
(10)	All or a portion of this loan is unsettled as of June 30, 2020. The interest rate for unsettled loans will be determined upon settlement after period end.
(11)	SEC 30-day yield
(12)	Seven-day yield
1M USD LIBOR	One month USD LIBOR (London interbank offered rate)
3M USD LIBOR	Three month USD LIBOR (London interbank offered rate)
CHF	Swiss Franc
EC	Escrow CUSIP; represents a beneficial interest in a residual pool of assets; the amount and timing of future distributions, if any, is uncertain; when presented, interest rate and maturity date are those of the original security.
FRN	Floating Rate Note
OTC	Over-the-counter
PTT	Pass-Through Trust
VR	Variable Rate; rate shown is effective rate at period-end. The rates for certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and based on current market conditions.

(Amounts in 000s, except for contracts)

OPTIONS WRITTEN (0.7)%

OTC Options Written (0.7)%

Counterparty	Description	Contracts	Notional Amount	$ Value
Citigroup	Alphabet, Class C, Call, 1/15/21 @ $1,500.00	694	98,105	(6,347)
Goldman Sachs	Alphabet, Class C, Call, 1/15/21 @ $1,740.00	199	28,131	(493)
Goldman Sachs	Alphabet, Class C, Call, 1/15/21 @ $1,760.00	199	28,131	(437)
Goldman Sachs	Alphabet, Class C, Call, 1/15/21 @ $1,780.00	199	28,131	(369)
Goldman Sachs	Alphabet, Class C, Call, 1/15/21 @ $1,800.00	199	28,131	(372)
Citigroup	American Electric Power, Call, 1/15/21 @ $105.00	10,116	80,564	(354)
Citigroup	American Electric Power, Call, 1/15/21 @ $115.00	3,062	24,386	(46)
Goldman Sachs	Aptiv, Call, 1/15/21 @ $97.50	2,262	17,625	(1,221)
Goldman Sachs	Aptiv, Call, 1/15/21 @ $100.00	2,262	17,625	(1,108)
Credit Suisse	Avantor, Call, 1/15/21 @ $15.00	3,171	5,391	(1,189)
Credit Suisse	Avantor, Call, 1/15/21 @ $20.00	4,752	8,078	(689)
Credit Suisse	Avantor, Call, 1/15/21 @ $22.50	4,752	8,078	(832)
Goldman Sachs	Becton Dickinson & Company, Call, 1/15/21 @ $260.00	635	15,194	(784)
Goldman Sachs	Becton Dickinson & Company, Call, 1/15/21 @ $270.00	635	15,194	(568)
Goldman Sachs	Becton Dickinson & Company, Call, 1/15/21 @ $280.00	950	22,731	(603)
Goldman Sachs	Becton Dickinson & Company, Call, 1/15/21 @ $300.00	4,572	109,394	(1,234)
Credit Suisse	CME Group, Call, 1/15/21 @ $170.00	1,428	23,211	(1,692)
Credit Suisse	CME Group, Call, 1/15/21 @ $175.00	1,428	23,211	(1,485)
Credit Suisse	CME Group, Call, 1/15/21 @ $180.00	1,428	23,211	(1,257)
Credit Suisse	CME Group, Call, 1/15/21 @ $185.00	1,428	23,211	(942)

JPMorgan Chase	Danaher, Call, 1/15/21 @ $150.00	952	16,834	(3,154)
JPMorgan Chase	Danaher, Call, 1/15/21 @ $160.00	952	16,834	(2,470)
JPMorgan Chase	Danaher, Call, 1/15/21 @ $180.00	950	16,799	(1,287)
JPMorgan Chase	Danaher, Call, 1/15/21 @ $185.00	1,809	31,989	(2,003)
JPMorgan Chase	Danaher, Call, 1/15/21 @ $190.00	2,759	48,787	(2,428)
JPMorgan Chase	Facebook, Class A, Call, 1/15/21 @ $195.00	1,270	28,838	(5,544)
JPMorgan Chase	Facebook, Class A, Call, 1/15/21 @ $200.00	1,270	28,838	(5,242)
JPMorgan Chase	Facebook, Class A, Call, 1/15/21 @ $265.00	1,760	39,964	(1,738)
JPMorgan Chase	Facebook, Class A, Call, 1/15/21 @ $270.00	1,760	39,964	(1,844)
JPMorgan Chase	Facebook, Class A, Call, 1/15/21 @ $275.00	1,760	39,964	(1,448)
JPMorgan Chase	General Electric, Call, 1/15/21 @ $8.00	31,710	21,658	(2,283)
JPMorgan Chase	General Electric, Call, 1/15/21 @ $15.00	178,219	121,724	(1,426)
Goldman Sachs	Global Payments, Call, 12/18/20 @ $185.00	950	16,114	(1,249)
Goldman Sachs	Global Payments, Call, 12/18/20 @ $195.00	950	16,114	(941)
Credit Suisse	Hilton Worldwide Holdings, Call, 1/15/21 @ $87.50	323	2,372	(174)
Credit Suisse	Hilton Worldwide Holdings, Call, 1/15/21 @ $90.00	323	2,372	(150)
Citigroup	Hilton Worldwide Holdings, Call, 1/15/21 @ $125.00	911	6,691	(27)
Citigroup	Hilton Worldwide Holdings, Call, 1/15/21 @ $130.00	911	6,691	(20)
Credit Suisse	Humana, Call, 1/15/21 @ $370.00	636	24,661	(3,307)
Credit Suisse	Humana, Call, 1/15/21 @ $380.00	636	24,661	(2,942)

Credit Suisse	Humana, Call, 1/15/21 @ $420.00	475	18,418	(1,278)
Credit Suisse	Humana, Call, 1/15/21 @ $430.00	475	18,418	(1,021)
JPMorgan Chase	Ingersoll Rand, Call, 12/18/20 @ $35.00	9,505	26,728	(1,046)
JPMorgan Chase	Intercontinental Exchange, Call, 1/15/21 @ $100.00	1,901	17,413	(741)
JPMorgan Chase	Intercontinental Exchange, Call, 1/15/21 @ $105.00	1,901	17,413	(475)
Citigroup	Keurig Dr Pepper, Call, 10/16/20 @ $29.00	6,333	17,986	(966)
Citigroup	Keurig Dr Pepper, Call, 10/16/20 @ $30.00	6,342	18,011	(666)
Citigroup	Keurig Dr Pepper, Call, 10/16/20 @ $31.00	6,342	18,011	(476)
Citigroup	Microsoft, Call, 1/15/21 @ $165.00	3,715	75,604	(16,346)
Credit Suisse	Microsoft, Call, 1/15/21 @ $165.00	12,402	252,393	(54,569)
Citigroup	Microsoft, Call, 1/15/21 @ $170.00	3,715	75,604	(14,990)
JPMorgan Chase	Microsoft, Call, 1/15/21 @ $170.00	14,369	292,424	(57,979)
Credit Suisse	NextEra Energy, Call, 1/15/21 @ $310.00	704	16,908	(97)
Credit Suisse	NextEra Energy, Call, 1/15/21 @ $320.00	704	16,908	(60)
JPMorgan Chase	NXP Semiconductors, Call, 1/15/21 @ $115.00	792	9,032	(1,206)
JPMorgan Chase	NXP Semiconductors, Call, 1/15/21 @ $125.00	792	9,032	(865)
Credit Suisse	NXP Semiconductors, Call, 1/15/21 @ $140.00	7,860	89,635	(4,637)
JPMorgan Chase	PerkinElmer, Call, 12/18/20 @ $110.00	1,268	12,438	(621)
JPMorgan Chase	PerkinElmer, Call, 12/18/20 @ $115.00	1,268	12,438	(466)
Goldman Sachs	Roper Technologies, Call, 8/21/20 @ $430.00	577	22,403	(234)
Goldman Sachs	Roper Technologies, Call, 11/20/20 @ $370.00	634	24,616	(2,739)

Goldman Sachs	Roper Technologies, Call, 11/20/20 @ $390.00	634	24,616	(2,026)
Goldman Sachs	Roper Technologies, Call, 11/20/20 @ $420.00	634	24,616	(1,094)
Goldman Sachs	Roper Technologies, Call, 11/20/20 @ $440.00	634	24,616	(571)
Royal Bank of Canada	Thermo Fisher Scientific, Call, 1/15/21 @ $370.00	589	21,342	(1,528)
Royal Bank of Canada	Thermo Fisher Scientific, Call, 1/15/21 @ $390.00	589	21,342	(1,072)
Royal Bank of Canada	Thermo Fisher Scientific, Call, 1/15/21 @ $400.00	3,062	110,948	(4,226)
JPMorgan Chase	UnitedHealth Group, Call, 1/15/21 @ $320.00	634	18,700	(1,154)
JPMorgan Chase	UnitedHealth Group, Call, 1/15/21 @ $330.00	634	18,700	(935)
Goldman Sachs	Visa, Class A, Call, 1/15/21 @ $185.00	635	12,266	(1,411)
Goldman Sachs	Visa, Class A, Call, 1/15/21 @ $195.00	635	12,266	(1,078)
Goldman Sachs	Visa, Class A, Call, 1/15/21 @ $200.00	1,267	24,475	(1,802)
Goldman Sachs	Visa, Class A, Call, 1/15/21 @ $210.00	4,465	86,250	(4,197)
Goldman Sachs	Visa, Class A, Call, 1/15/21 @ $215.00	980	18,931	(789)
Goldman Sachs	Visa, Class A, Call, 1/15/21 @ $220.00	1,614	31,178	(1,162)
Credit Suisse	Visa, Class A, Call, 1/15/21 @ $230.00	4,093	79,064	(1,770)
Goldman Sachs	Visa, Class A, Call, 1/15/21 @ $230.00	1,410	27,237	(610)
Credit Suisse	Visa, Class A, Call, 1/15/21 @ $235.00	4,093	79,064	(1,136)
Credit Suisse	Visa, Class A, Call, 1/15/21 @ $240.00	4,093	79,064	(896)
Goldman Sachs	Visa, Class A, Call, 1/15/21 @ $240.00	1,410	27,237	(309)
Credit Suisse	Xcel Energy, Call, 10/16/20 @ $60.00	2,237	13,981	(1,186)
Credit Suisse	Xcel Energy, Call, 10/16/20 @ $65.00	5,409	33,806	(1,474)

AFFILIATED COMPANIES

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2020. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.

Affiliate	Net Realized Gain (Loss)	Change in Net Unrealized Gain/Loss	Investment Income
Alabama Power, Series A	$ 42	$ (1,076)	$ 486
CMS Energy, 10/15/78, Preferred Stock	–	(4,522)	2,791
CMS Energy, 3/1/79, Preferred Stock	–	(5,555)	3,708
DTE Energy, Preferred Stock	22	(3,382)	1,680
Duke Energy, Preferred Stock	146	(1,235)	1,769
Envista Holdings	–	(53,550)	–
NiSource, Common Stock	–	(89,861)	7,451
NiSource, 5.65%, Corporate Bond	–	(1,668)	1,277
NiSource, Preferred Stock	–	(5,279)	2,072
PerkinElmer	146,450	(166,974)	1,580
SCE Trust IV, Series J	(3)	(10,210)	1,646
U.S. Bancorp, Series F, Preferred Stock	399	(996)	292
U.S. Bancorp, Series K, Preferred Stock	669	(2,045)	692
T. Rowe Price Institutional Floating Rate Fund – Institutional Class	–	(5,272)	1,837
T. Rowe Price Government Reserve Fund	–	–	22,273
Affiliates not held at period end	4,980	(11,444)	1,748
Totals	$ 152,705#	$ (363,069)	$ 51,302+

The accompanying notes are an integral part of these financial statements.

June 30, 2020 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Capital Appreciation Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in common stocks. It may also hold fixed-income and other securities to help preserve principal value. The fund has three classes of shares: the Capital Appreciation Fund (Investor Class), the Capital Appreciation Fund–Advisor Class (Advisor Class), and the Capital Appreciation Fund–I Class (I Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2020 (for further detail by category, please refer to the accompanying Portfolio of Investments):

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2020. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2020, totaled $(814,000) for the six months ended June 30, 2020.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2020, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of June 30, 2020, the fund held equity derivatives with a fair value of $257,930,000, included in Options written, on the accompanying Statement of Assets and Liabilities.

Additionally, during the six months ended June 30, 2020, the fund recognized $17,752,000 of realized gain on Options written and a $84,892,000 change in unrealized gain/loss on Options written related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in derivatives, such as bilateral swaps, forward currency exchange contracts, or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby may expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount determined. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of June 30, 2020, securities valued at $2,126,607,000 had been pledged by the fund to counterparties for bilateral derivatives. As of June 30, 2020, no collateral was pledged by counterparties to the fund for bilateral derivatives.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and, for options written, potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2020, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 6% and 12% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $18,897,652,000 and $17,265,296,000, respectively, for the six months ended June 30, 2020.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2020, the cost of investments for federal income tax purposes was $32,153,291,000. Net unrealized gain aggregated $6,506,924,000 at period-end, of which $7,514,871,000 related to appreciated investments and $1,007,947,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee that consists of an individual fund fee and a group fee; management fees are computed daily and paid monthly. The investment management agreement provides for an individual fund fee equal to 0.30% of the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2020, the effective annual group fee rate was 0.29%. Effective April 30, 2019, Price Associates has contractually agreed, at least through April 30, 2021, to waive a portion of its management fee so that an individual fund fee of 0.27% is applied to the fund’s average daily net assets that are equal to or greater than $27.5 billion. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board. Any fees waived under this agreement are not subject to reimbursement to Price Associates by the fund. The total management fees waived were $1,352,000 and allocated ratably in the amounts of $1,090,000 for the Investor Class, $28,000 for the Advisor Class and $234,000 for the I Class, for the six months ended June 30, 2020.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the six months ended June 30, 2020, expenses incurred pursuant to these service agreements were $34,000 for Price Associates; $2,788,000 for T. Rowe Price Services, Inc.; and $646,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the six months ended June 30, 2020, are as follows:

Total management fee waived was allocated ratably in the amounts of $179,000, $5,000 and $39,000 for the Investor Class, Advisor Class, and I Class, respectively, for the six months ended June 30, 2020.

As of June 30, 2020, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 2,548,101 shares of the Investor Class, representing less than 1% of the Investor Class’s net assets and 1,665,084 shares of the I Class, representing less than 1% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2020, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of June 30, 2020.

Effective January 1, 2020, Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For six months ended June 30, 2020, this reimbursement amounted to $836,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.

These types of events may also cause widespread fear and uncertainty, and result in, among other things: quarantines and travel restrictions, including border closings; disruptions to business operations and supply chains; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The funds could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the funds, their investment advisers, and the funds’ service providers may be significantly impacted, or even temporarily halted, as a result of extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies. Recently, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at a meeting held on March 9–10, 2020 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2019, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may have received some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. However, the Board also considered that, effective January 2020, the Advisor began bearing the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets (subject to a contractual waiver that limits the individual fund fee to 0.27% on assets equal to or greater than $27.5 billion)—and the fund pays its own expenses of operations. At the Meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2020. With the new breakpoint, the group fee rate will decline to 0.260% when the combined average net assets of the applicable T. Rowe Price funds exceed &845 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the second quintile (Investor Class Expense Group); the fund’s actual management fee rate ranked in the first quintile (Investor Class Expense Group), fourth quintile (Advisor Class Expense Group), and second quintile (Expense Universe); and the fund’s total expenses ranked in the first quintile (Investor Class Expense Group and Advisor Class Expense Group) and second quintile (Expense Universe).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment advisor, T. Rowe Price Associates, Inc. (Price Associates), as the administrator of the Liquidity Program. As administrator, Price Associates is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. Price Associates has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within Price Associates.

The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.

As required by the Liquidity Rule, at a meeting held on May 4, 2020, the Board was presented with an annual assessment prepared by the LRC, on behalf of Price Associates, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of June 1, 2019, through March 31, 2020. The report described the methodology for classifying a fund’s investments (including derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.

Certain provisions of the Liquidity Program initially became effective on December 1, 2018, and the full Liquidity Program was formally approved by the Board in April 2019. During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program since its implementation has operated adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Capital Appreciation Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 18, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 18, 2020

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	August 18, 2020